UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/04/2011

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
333-173712	BWAY PARENT COMPANY, INC. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-1902348
333-172764-01	BWAY INTERMEDIATE COMPANY, INC. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-2594571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 14, 2011, Kevin C. Kern, Senior Vice-President and Chief Administrative Officer of each of BWAY Parent Company, Inc. and BWAY Intermediate Company, Inc., will retire from each company and each of the companies' direct and indirect subsidiaries.

Mr. Kern will be entitled to certain benefits pursuant to a change in control agreement, which has been previously disclosed. Benefits pursuant to the change in control agreement would be payable under certain circumstances within 24 months following a change in control event, which occurred in June 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY PARENT COMPANY, INC.

Date: October 04, 2011	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice President and Chief Financial Officer